                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                          Advantus Spectrum Fund


                                                                  March 31, 1998

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          13

STATEMENT OF OPERATIONS                      14

STATEMENTS OF CHANGES IN NET ASSETS          15

NOTES TO FINANCIAL STATEMENTS                16

SHAREHOLDER SERVICES                         22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and the Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

/s/ Robert E. Hunstad
Robert E. Hunstad, President
Advantus Funds

* The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE

[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund posted the following returns for the six month period ended March 31, 1998 for each class of shares currently offered:

                                              12.5
Class A.............................      percent*
                                              12.2
Class B.............................      percent*
                                              12.2
Class C.............................      percent*

The Fund's benchmark index, a blend comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index,+ earned 11.9 percent for the same period.

In prior reporting periods, the Merrill Lynch-Wilshire Capital Markets Index++ was used as the Fund's benchmark. The current benchmark blend, comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ better fits our stated investment objective than the Merrill Lynch-Wilshire Capital Markets Index.++

PORTFOLIO ANALYSIS

We believe that the fundamentals for the U.S. investment markets could hardly be better. Earnings are strong; the economy is robust, but there is no threat of inflation, and there is a Federal Budget surplus. These factors, along with record dollar amounts flowing into the U.S. financial markets attest to the fact that the Bull market is likely to continue to thrive. The financial markets have been driven by the powerful rally in the stock market over the last six months with many stocks producing double-digit returns.* The bond market's good health continued, and bonds produced low single digit returns.

The performance of the Fund exceeded that of its benchmark for the six-month period. This was primarily due to the strong performance of the stocks in the Fund relative to the overall stock market. Over the period, the Fund averaged about 55 percent in stocks, 35 percent in bonds, and 10 percent cash. The Fund was conservatively positioned during a major stock market rally, and still exceeded its benchmark. Stocks did best, followed by bonds, then cash during this period.

The market favored our emphasis of investing in stocks with consistent growth trends over the past six months. As earnings growth becomes tougher to find, well managed and well positioned companies--capable of producing consistent earnings growth--will likely continue to be favored.

                                                                        ADVANTUS
                                                                   SPECTRUM FUND
                                                                  MARCH 31, 1998

Late in the period, we identified value in some of the Real Estate Investment Trust (REIT) stocks that were up for sale. Many of these stocks were available because of tax-related, specific legislative concerns that only apply to a handful of REIT stocks. With these stocks producing attractive yields, most above money market funds, we took advantage of this low-priced opportunity to buy these stocks and add them to the Fund.

The bond portion of the Fund, allocated at 35 percent of the portfolio, continued to produce solid investment yields and helped the total return of the Fund. Among the three major sectors of the bond market: corporates, mortgages, and treasuries, performance was relatively even for the period. Asian economic problems have caused many investors to move money into the U.S. bond market, a safe harbor to many investors fearful of the Asian currency debacle. There is currently a lack of inflation concerns. This, coupled with a blend of economic factors, may allow interest rates to move modestly lower.

OUTLOOK

We expect the economy to remain healthy and see no threat of inflation looming. We also anticipate corporate earnings strength to continue, but realize it will be difficult to continue the recent growth rate as U.S. based companies are already above historic records for their level of profitability. The risk to the market is primarily one of valuation. If money flows slow or become negative, something not seen in several years, then the markets could experience a modest correction. We will continue to position the Fund to meaningfully participate in market advances while attempting to protect your capital during periods of market decline.

Our consistent style and asset allocation continues to work well, so we see no major changes upcoming. We are always watchful of cycles and events, and believe that we have not seen the end of the revenue impact from the Asian economic crisis. The devalued currencies of these countries have forced them to be much more competitive in the world market. Companies that will benefit from this competition are those who can take advantage of these trends by purchasing facilities in these Asian countries or expanding into their less expensive markets.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value.

ADVANTUS
SPECTRUM FUND
MARCH 31, 1998

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS SPECTRUM FUND, MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX, BLENDED INDEX AND
                              CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Merrill Lynch-Wilshire Capital Markets Index, the Blended Index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1988 through March 31, 1998. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 31, 1995, respectively) through March 31, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                        23.5%
Five year                       11.2%
Ten Year                        11.9%
                                       ML-Wilshire Capital               Blended
                              Class A        Markets Index        CPI      Index
3/31/88                       $10,000              $10,000    $10,000    $10,000
10/31/88                       10,020               10,704     10,292     11,095
10/31/89                       11,706               12,670     10,763     13,485
10/31/90                       11,644               12,274     11,441     13,280
10/31/91                       14,671               15,562     11,775     16,857
10/31/92                       16,296               17,121     12,153     18,658
10/31/93                       17,711               19,701     12,479     20,337
9/30/94                        17,371               19,472     12,856     20,762
9/30/95                        20,564               23,796     13,139     25,419
9/30/96                        23,385               26,874     13,533     28,942
9/30/97                        27,280               34,132     13,834     35,732
3/31/98                        30,697               38,098     13,894     39,491

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                        24.2%
Since inception (8/19/94)       15.9%
                                       ML-Wilshire Capital               Blended
                              Class B        Markets Index        CPI      Index
8/19/94                       $10,000              $10,000    $10,000    $10,000
9/30/94                        10,003                9,952     10,067     10,555
9/30/95                        11,316               12,162     10,289     12,923
9/30/96                        12,953               13,735     10,598     14,714
9/30/97                        15,184               17,445     10,833     18,165
3/31/98                        17,309               19,472     10,880     19,418

                                                                        ADVANTUS
                                                                   SPECTRUM FUND
                                                                  MARCH 31, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
return:
One year                        29.2%
Since inception (3/1/95)        17.7%
                                       ML-Wilshire Capital               Blended
                              Class C        Markets Index        CPI      Index
3/01/95                       $10,000              $10,000    $10,000    $10,000
9/30/95                        11,263               11,626     10,146     12,243
9/30/96                        12,713               13,130     10,450     13,940
9/30/97                        14,731               16,676     10,682     17,210
3/31/98                        16,525               19,472     10,728     19,021

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS
SPECTRUM FUND
MARCH 31, 1998

FIVE LARGEST STOCK HOLDINGS

                                                   MARKET     % OF STOCK
COMPANY                                  SHARES     VALUE     PORTFOLIO
---------------------------------------  ------  -----------  ----------
General Electric Company...............  36,252  $ 3,124,469      5.6%
Coca-Cola Company......................  25,400  $ 1,966,912      3.5%
Omnicom Group..........................  35,810  $ 1,685,308      3.0%
Tyco International Ltd.................  30,292  $ 1,654,700      2.9%
Service Corporation International......  36,800  $ 1,561,700      2.8%
                                                 -----------      ---
                                                 $ 9,993,089     17.8%
                                                 -----------      ---
                                                 -----------      ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                      % OF BOND
CATEGORY                                              PORTFOLIO
--------------------------------------------------  -------------
US Treasury.......................................        29.7%
US Government Agencies............................         8.0%
AAA rated.........................................         9.0%
AA rated..........................................         3.9%
A rated...........................................        22.5%
BBB rated.........................................        23.1%
BB rated..........................................         3.8%
                                                         -----
                                                         100.0%
                                                         -----
                                                         -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   3.6%
Common Stocks                       61.1%
Preferred Stocks                     2.0%
Bonds                               33.3%

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
COMMON STOCK (61.1%)
  CAPITAL GOODS (6.3%)
    Electrical Equipment (3.5%)
36,252   General Electric Company.........................  $ 3,124,469
                                                            -----------
    Manufacturing (1.9%)
30,292   Tyco International Ltd...........................    1,654,700
                                                            -----------
    Waste Management (.9%)
18,428   USA Waste Services Incorporated (b)..............      821,198
                                                            -----------
  COMMUNICATION SERVICES (.9%)
    Telecommunication (.9%)
16,100   MCI Communications...............................      796,950
                                                            -----------
  CONSUMER CYCLICAL (11.0%)
    Auto (.7%)
8,100    Danaher Corporation..............................      615,094
                                                            -----------
    Building Materials (.8%)
11,400   Masco Corporation................................      678,300
                                                            -----------
    Houseware (.9%)
15,700   Leggett & Platt Incorporated.....................      807,569
                                                            -----------
    Lodging-Hotel (1.4%)
16,600   Carnival Corporation.............................    1,157,850
2,700    Prime Hospitality Corporation (b)................       52,650
                                                            -----------
                                                              1,210,500
                                                            -----------
    Retail (2.4%)
20,500   Family Dollar Stores.............................      779,000
16,800   Tandy Corporation................................      789,600
12,000   Wal-Mart Stores..................................      609,750
                                                            -----------
                                                              2,178,350
                                                            -----------
    Service (4.8%)
26,849   Cendant Corporation (b)..........................    1,063,892
35,810   Omnicom Group....................................    1,685,308

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  CONSUMER CYCLICAL--CONTINUED
36,800   Service Corporation International................  $ 1,561,700
                                                            -----------
                                                              4,310,900
                                                            -----------
  CONSUMER STAPLES (9.9%)
    Beverage (3.1%)
25,400   Coca-Cola Company................................    1,966,912
17,700   Pepsico, Inc.....................................      755,569
                                                            -----------
                                                              2,722,481
                                                            -----------
    Household Product (2.6%)
21,900   Newell Company...................................    1,060,781
14,790   Procter & Gamble Company.........................    1,247,906
                                                            -----------
                                                              2,308,687
                                                            -----------
    Personal Care (.8%)
6,300    Gillette Company.................................      747,731
                                                            -----------
    Retail (1.1%)
27,382   Safeway, Inc. (b)................................    1,011,423
                                                            -----------
    Service (.9%)
11,300   Automatic Data Processing, Inc...................      769,106
                                                            -----------
    Tobacco (1.4%)
30,600   Philip Morris Companies, Inc.....................    1,275,637
                                                            -----------
  ENERGY (1.0%)
    Oil & Gas (1.0%)
12,400   Anadarko Petroleum Corporation...................      855,600
                                                            -----------
  FINANCIAL (8.8%)
    Banks (.9%)
19,800   Norwest Corporation..............................      822,937
                                                            -----------
    Commercial Finance (.9%)
13,300   Finova Finance Trust.............................      783,037
                                                            -----------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL--CONTINUED
    Consumer Finance (.7%)
6,200    Associates First Capital Corporation.............  $   489,800
3,000    Mack-Cali Realty.................................      117,187
                                                            -----------
                                                                606,987
                                                            -----------
    Finance-Diversified (1.3%)
1,700    Bay Apartment Communities, Inc...................       63,112
3,400    Burnham Pacific Properties, Inc..................       49,725
1,500    Crescent Real Estate Equity Company..............       54,000
12,600   Federal Home Loan Mortgage Corporation...........      597,712
1,900    LNR Property Corporation.........................       50,825
5,900    Patriot American Hospitality.....................      159,300
3,400    Starwood Lodging Trust...........................      181,687
                                                            -----------
                                                              1,156,361
                                                            -----------
    Insurance (2.4%)
4,201    American International Group.....................      529,063
11,600   Hartford Life....................................      540,125
12,900   Nationwide Financial Services....................      559,537
11,450   Sunamerica Incorporated..........................      548,169
                                                            -----------
                                                              2,176,894
                                                            -----------
    Real Estate (.1%)
2,900    Catellus Developement (b)........................       53,831
                                                            -----------
    Real Estate Investment Trust (1.9%)
1,800    Arden Realty Group, Inc..........................       51,300
1,000    Asset Investors Corporation......................       18,812
4,300    Boston Properties, Inc...........................      151,306
5,400    Camden Property Trust............................      159,975
1,700    Eastgroup Properties.............................       35,062

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL--CONTINUED
2,000    Equity Residential Properties....................  $   100,500
2,300    Essex Property Trust.............................       78,919
1,500    Felcor Suite Hotels, Inc.........................       55,594
2,900    First Industrial Realty Trust....................      104,400
1,900    Franchise Finance Corporation of America.........       52,844
5,300    Glenborough Realty Trust, Inc....................      154,362
1,600    Highwoods Properties, Inc........................       56,500
2,320    Koger Equity Incorporated........................       52,200
3,200    Liberty Property Trust...........................       86,000
1,800    Macerich Company.................................       53,550
2,200    Pacific Gulf Properties Inc......................       50,463
2,400    Pan Pacific Retail Properties....................       52,500
2,000    Reckson Associates Realty Corporation............       52,750
3,000    Regency Realty Corporation.......................       79,313
2,400    Spieker Properties Inc...........................       99,000
1,900    Storage Trust Realty.............................       46,906
3,400    Sunstone Hotel Investors.........................       54,400
2,400    Urban Shopping Centers Incorporated..............       79,200
                                                            -----------
                                                              1,725,856
                                                            -----------
    Savings and Loans (.6%)
7,100    Washington Mutual Incorporated...................      509,203
                                                            -----------
  HEALTH CARE (10.5%)
    Drugs (4.9%)
7,000    American Home Products Corporation...............      667,625
8,700    Eli Lilly & Company..............................      518,738

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  HEALTH CARE--CONTINUED
6,900    Merck & Co., Inc.................................  $   885,788
9,500    Pfizer Inc.......................................      947,031
8,200    Schering Plough Corporation......................      669,838
10,100   Smithkline Beecham (c)...........................      631,881
                                                            -----------
                                                              4,320,901
                                                            -----------
    Health Care-Diversified (4.7%)
10,700   Abbott Laboratories..............................      805,844
14,300   Bristol-Myers Squibb Company.....................    1,491,669
14,600   Johnson & Johnson................................    1,070,363
4,800    Warner-Lambert Company...........................      817,500
                                                            -----------
                                                              4,185,376
                                                            -----------
    Medical Products/Supplies (.9%)
30,400   Sybron International Corporation (b).............      794,200
                                                            -----------
  TECHNOLOGY (12.2%)
    Technology (12.2%)
7,400    BMC Software, Inc. (b)...........................      620,213
15,500   Cadence Design Systems, Inc. (b).................      536,688
10,200   Cisco Systems, Inc. (b)..........................      697,425
10,000   Computer Associates International................      577,500
14,600   EMC Corporation (b)..............................      552,063
24,500   Equifax Incorporated.............................      894,250
25,200   Galileo International, Inc.......................      978,075

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  TECHNOLOGY--CONTINUED
19,800   Intel............................................  $ 1,545,638
7,300    Lucent Technologies Incorporated.................      933,488
15,800   Microsoft Corporation (b)........................    1,414,100
32,200   Parametric Technology Corporation (b)............    1,072,663
18,600   Paychex Incorporated.............................    1,072,988
                                                            -----------
                                                             10,895,091
                                                            -----------
  TRANSPORTATION (.5%)
    Air Freight (.5%)
11,500   CNF Transportation...............................      413,281
                                                            -----------
Total common stocks (cost: $38,413,548)...................   54,332,650
                                                            -----------

PREFERRED STOCK (2.0%)
  FINANCIAL (2.0%)
    Real Estate Investment Trust (2.0%)
14,000   Duke Realty Investment, Inc.-7.99%...............     731,500
5,000    Nationwide Health Property, Inc.-7.68%...........     505,625
10,000   Security Capital Industrial-C-8.54%..............     532,810
                                                            ----------
Total preferred stocks (cost: $1,693,675).................   1,769,935
                                                            ----------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

MARKETVALUE(a)PRINCIPAL
------
LONG-TERM DEBT SECURITIES (33.3%)
  GOVERNMENT OBLIGATIONS (13.1%)
      Federal National Mortgage Association (2.2%)
$  750,000   FNMA.............................................   6.14%    03/24/03  $   746,450
   500,000   FNMA.............................................   6.25%    12/25/13      492,600
   669,318   FNMA.............................................   7.00%    02/01/26      676,358
                                                                                    -----------
                                                                                      1,915,408
                                                                                    -----------
      Government National Mortgage Association (.5%)
   448,488   GNMA.............................................   7.00%    10/15/25      453,345
                                                                                    -----------
      State and Local Government Obligations (.5%)
   474,000   Wyoming Community Development....................   6.85%    06/01/10      475,185
                                                                                    -----------
      U.S. Treasury (9.9%)
 1,925,000   US Treasury Note.................................   6.13%    11/15/27    1,973,726
 2,500,000   US Treasury Note.................................   6.38%    09/30/01    2,553,905
 2,100,000   US Treasury Note.................................   6.63%    06/30/01    2,157,750
 1,600,000   US Treasury Note.................................   7.25%    08/15/04    1,730,499
   250,000   US Treasury Note.................................  12.00%    08/15/13      367,344
                                                                                    -----------
                                                                                      8,783,224
                                                                                    -----------
             Total government obligations (cost: $11,616,446).....................   11,627,162
                                                                                    -----------
  CORPORATE OBLIGATIONS (29.0%)
    BASIC MATERIALS (.6%)
      Chemicals (.6%)
   537,395   Ciba Geigy Corporation-144A Issue (d)............   7.24%    01/02/16      572,863
                                                                                    -----------
    CAPITAL GOODS (1.1%)
      Waste Management (1.1%)
 1,000,000   WMX Technologies, Inc............................   6.25%    10/15/00      997,026
                                                                                    -----------
    COMMUNICATION SERVICES (1.0%)
      Telecommunication (1.0%)
   900,000   Cable and Wireless Communication (c).............   6.63%    03/06/05      904,685
                                                                                    -----------
    CONSUMER CYCLICAL (1.5%)
      Leisure (1.0%)
   900,000   Sony Corporation (c).............................   6.13%    03/04/03      897,277
                                                                                    -----------
      Textiles (.5%)
   500,000   Reliance Industries Limited-144A Issue (c)(d)....  10.25%  01/15/2097      486,035
                                                                                    -----------
    CONSUMER STAPLES (2.8%)
      Broadcasting (1.1%)
   850,000   TCI Communications...............................   8.75%    08/01/15      988,329
                                                                                    -----------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                          -----------
  CORPORATE OBLIGATIONS--CONTINUED
      Entertainment (1.1%)
$1,000,000   Time Warner Incorporated-144A Issue (d)..........   6.10%    12/30/01  $   989,220
                                                                                    -----------
      Household Product (.6%)
   500,000   Premark International, Inc.......................  10.50%    09/15/00      548,688
                                                                                    -----------
    ENERGY (.9%)
      Oil & Gas (.9%)
   750,000   Baroid Corporation...............................   8.00%    04/15/03      810,065
                                                                                    -----------
    FINANCIAL (11.7%)
      Auto Finance (.6%)
   500,000   Ford Motor Credit Company........................   6.38%    04/03/00      503,440
                                                                                    -----------
      Banks (1.7%)
   700,000   St. George Bank-144A Issue (c)(d)................   8.48%    12/31/49      734,090
   750,000   Wells Fargo Capital..............................   7.96%    12/15/26      783,925
                                                                                    -----------
                                                                                      1,518,015
                                                                                    -----------
      Collateralized Mortgage Obligations/Asset-Backed Securities (2.9%)
   676,089   Tryon Mortgage Funding...........................   7.75%    12/20/09      690,657
 1,250,000   PNC Bank Corporation.............................   6.73%    01/25/07    1,293,570
   491,468   Bear Stearns Mortgage Securities, Inc............   8.00%    11/25/29      512,355
                                                                                    -----------
                                                                                      2,496,582
                                                                                    -----------
      Commercial Finance (.9%)
   800,000   General Electric Capital Corporation.............   6.66%    05/01/18      811,053
                                                                                    -----------
      Finance-Diversified (.7%)
   700,000   Guangdong Enterprises-144A Issue (c)(d)..........   8.88%    05/22/07      631,512
                                                                                    -----------
      Insurance (1.0%)
   900,000   Provident Companies, Inc.........................   7.25%    03/15/28      902,034
                                                                                    -----------
      Investment Bankers/Brokers (2.3%)
 1,000,000   Lehman Brothers, Inc.............................   6.63%    02/15/08      995,520
   250,000   Morgan Stanley...................................   6.45%    05/15/01      250,360
   750,000   Morgan Stanley Dean Witter.......................   6.88%    03/01/07      769,306
                                                                                    -----------
                                                                                      2,015,186
                                                                                    -----------
      Real Estate Investment Trust (1.6%)
   900,000   Bradley Operating LP.............................   7.00%    11/15/04      905,615
   500,000   Security Capital Pacific Trust...................   7.50%    02/15/14      517,847
                                                                                    -----------
                                                                                      1,423,462
                                                                                    -----------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                          -----------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (.6%)
      Electric Companies (.6%)
$  500,000   Enersis S.A. (c).................................   6.90%    12/01/06  $   490,515
                                                                                    -----------
             Total corporate obligations (cost: $17,748,274)......................   17,985,987
                                                                                    -----------
             Total long-term debt securities (cost: $29,364,720)..................   29,613,149
                                                                                    -----------
SHORT-TERM SECURITIES (3.5%)
 1,110,000   H.J. Heinz Company CP............................   5.53%    04/07/98    1,108,788
   295,000   US Treasury Bill.................................   5.19%    05/21/98      292,939
 1,785,000   US Treasury Bill.................................   5.19%    06/25/98    1,763,673
                                                                                    -----------
             Total short-term securities (cost: $3,165,656).......................    3,165,400
                                                                                    -----------
             Total investments in securities (cost: $72,637,599) (e)..............  $88,881,134
                                                                                    -----------
                                                                                    -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.4% of the net assets in foreign securities as of March 31, 1998.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
Ciba Geigy Corporation 144A Issue......    Various     $   537,395
Time Warner, Inc. 144A Issue...........    Various         964,479
St. George Bank 144A Issue.............   06/12/97         700,000
Reliance Industries Limited 144A          10/15/97         539,040
  Issue................................
Guangdong Enterprises 144A Issue.......   08/06/97         722,526
                                                       -----------
                                                       $ 3,463,440
                                                       -----------
                                                       -----------

(e) At March 31, 1998 the cost of securities for federal income tax purposes was $72,793,696. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $16,482,390
Gross unrealized depreciation..........     (394,952)
                                         -----------
Net unrealized appreciation............  $16,087,438
                                         -----------
                                         -----------

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $72,637,599)........  $88,881,134
Cash in bank on demand deposit.........      258,894
Receivable for investment securities
 sold..................................    1,398,422
Receivable for Fund shares sold........      112,375
Accrued interest receivable............      422,472
Dividends receivable...................       59,628
                                         -----------
    Total assets.......................   91,132,925
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................    1,862,207
Payable for Fund shares redeemed.......      177,469
Payable to Adviser.....................      104,824
Other payables.........................        1,388
                                         -----------
    Total liabilities..................    2,145,888
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $88,987,037
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    52,900
  Additional paid-in capital...........   70,157,703
  Undistributed net investment
   income..............................       19,095
  Accumulated net realized gains from
   investments.........................    2,513,804
  Unrealized appreciation on
   investments.........................   16,243,535
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $88,987,037
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $70,376,466
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $15,710,038
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,900,533
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   4,179,182...........................  $     16.84
                                         -----------
                                         -----------
  Class B--Shares outstanding
   936,970.............................  $     16.77
                                         -----------
                                         -----------
  Class C--Shares outstanding
   173,811.............................  $     16.69
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
(UNAUDITED)

Investment income:
  Interest.............................  $1,068,355
  Dividends............................     318,809
                                         ----------
      Total investment income..........   1,387,164
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     244,675
  Distribution fees--Class A...........     114,341
  Distribution fees--Class B...........      68,805
  Distribution fees--Class C...........      12,299
  Administrative service fee...........      21,800
  Custodian fees.......................       5,331
  Auditing and accounting services.....      24,625
  Legal fees...........................       3,112
  Directors' fees......................         532
  Registration fees....................      18,414
  Printing and shareholder reports.....      29,132
  Insurance............................       2,711
  Other................................      14,645
                                         ----------
      Total expenses...................     560,422
                                         ----------
      Investment income--net...........     826,742
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................   3,146,761
  Net change in unrealized appreciation
   or depreciation on investments......   5,887,678
                                         ----------
      Net gains on investments.........   9,034,439
                                         ----------
Net increase in net assets resulting
 from operations.......................  $9,861,181
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND
                                                   YEAR ENDED SEPTEMBER 30, 1997
                                                                     (UNAUDITED)

                                            1998          1997
                                         -----------  ------------
Operations:
  Investment income--net...............  $   826,742  $  1,756,488
  Net realized gain on investments.....    3,146,761     6,023,342
  Net change in unrealized appreciation
   or depreciation on investments......    5,887,678     3,276,722
                                         -----------  ------------
      Increase in net assets resulting
       from operations.................    9,861,181    11,056,552
                                         -----------  ------------
Distributions to shareholders from:
  Investment income--net:
    Class A............................     (694,875)   (1,534,364)
    Class B............................     (107,349)     (204,737)
    Class C............................      (19,776)      (34,898)
  Net realized gains on investments:...
    Class A............................   (5,089,696)   (4,361,553)
    Class B............................   (1,075,477)     (645,070)
    Class C............................     (191,928)     (116,045)
                                         -----------  ------------
      Total distributions..............   (7,179,101)   (6,896,667)
                                         -----------  ------------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    7,406,530     8,900,153
    Class B............................    2,754,668     4,388,659
    Class C............................    1,203,896     1,433,237
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................    5,632,014     5,687,547
    Class B............................    1,118,292       812,290
    Class C............................      209,412       148,275
  Payments for redemption of shares:
    Class A............................   (7,702,550)  (13,970,583)
    Class B............................   (1,181,117)   (1,129,359)
    Class C............................     (532,475)   (1,092,396)
                                         -----------  ------------
      Increase in net assets from
       capital share transactions......    8,908,670     5,177,823
                                         -----------  ------------
      Total increase in net assets.....   11,590,750     9,337,708
Net assets at beginning of period......   77,396,287    68,058,579
                                         -----------  ------------
Net assets at end of period (including
 undistributed net investment income of
 $19,095 and $14,353, respectively)....  $88,987,037  $ 77,396,287
                                         -----------  ------------
                                         -----------  ------------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
(UNAUDITED)

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment object is to seek the most favorable total return (including interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $65,996,640 and $60,453,399, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal fees, auditing and accounting services and other miscellaneous expenses.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $203,788.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,112.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                              CLASS A                CLASS B               CLASS C
                                                       ----------------------  --------------------  --------------------
                                                          1998        1997       1998       1997       1998       1997
                                                       ----------  ----------  ---------  ---------  ---------  ---------
Sold.................................................     458,446     568,090    169,802    283,462     74,382     92,091
Issued for reinvested distributions..................     357,320     373,704     71,820     53,627     13,334      9,848
Redeemed.............................................    (473,339)   (894,370)   (73,233)   (76,625)   (32,293)   (71,057)
                                                       ----------  ----------  ---------  ---------  ---------  ---------
                                                          342,427      47,424    168,389    260,464     55,423     30,882
                                                       ----------  ----------  ---------  ---------  ---------  ---------
                                                       ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1998 was $3,413,720 which represents 3.8% of net assets.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                          PERIOD FROM                                         PERIOD FROM
                                           OCTOBER 1,               YEAR ENDED                NOVEMBER 1,
                                            1997 TO               SEPTEMBER 30,                 1993 TO       YEAR ENDED
                                           MARCH 31,    ----------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                              1998         1997        1996      1995(a)        1994(b)          1993
                                          ------------  ----------  ----------  ----------  ---------------  ------------
Net asset value, beginning of period....   $    16.40   $    15.53  $    14.79  $    13.28    $     13.92     $    13.63
                                          ------------  ----------  ----------  ----------  ---------------  ------------
Income from investment operations:
  Net investment income.................          .17          .39         .34         .45            .28            .29
  Net gains or losses on securities
   (both realized and unrealized).......         1.74         2.02        1.59        1.88           (.55)           .86
                                          ------------  ----------  ----------  ----------  ---------------  ------------
    Total from investment operations....         1.91         2.41        1.93        2.33           (.27)          1.15
                                          ------------  ----------  ----------  ----------  ---------------  ------------
Less distributions:
  Dividends from net investment
   income...............................         (.17)        (.39)       (.34)       (.44)          (.28)          (.31)
  Distributions from capital gains......        (1.30)       (1.15)       (.85)       (.38)          (.09)          (.55)
                                          ------------  ----------  ----------  ----------  ---------------  ------------
    Total distributions.................        (1.47)       (1.54)      (1.19)       (.82)          (.37)          (.86)
                                          ------------  ----------  ----------  ----------  ---------------  ------------
Net asset value, end of period..........   $    16.84   $    16.40  $    15.53  $    14.79    $     13.28     $    13.92
                                          ------------  ----------  ----------  ----------  ---------------  ------------
                                          ------------  ----------  ----------  ----------  ---------------  ------------
Total return (c)........................         12.5%        16.7%       13.7%       18.4%          (1.9)%          8.7%
Net assets, end of period (in
   thousands)...........................   $   70,376   $   62,914  $   54,848  $   55,624    $    55,286     $   57,048
Ratio of expenses to average daily net
   assets...............................         1.25%(d)       1.25%       1.26%       1.33%          1.27%(d)        1.22%
Ratio of net investment income to
   average daily net assets.............         2.11%(d)       2.53%       2.28%       3.22%          2.24%(d)        2.16%
Portfolio turnover rate (excluding
   short-term securities)...............        78.44%      141.40%      140.5%      125.5%         124.5%          92.1%
Average commission rate on stock
   transactions (e).....................       $.0293       $.0591      $.0641         N/A             N/A           N/A

---------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) Adjusted to an annual basis.
(e) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                       CLASS B
                                          -----------------------------------------------------------------
                                          PERIOD FROM                                         PERIOD FROM
                                           OCTOBER 1,               YEAR ENDED                AUGUST 19,
                                            1997 TO               SEPTEMBER 30,               1994(b) TO
                                           MARCH 31,    ----------------------------------   SEPTEMBER 30,
                                              1998         1997        1996      1995(a)         1994
                                          ------------  ----------  ----------  ----------  ---------------
Net asset value, beginning of period....   $    16.34   $    15.47  $    14.74  $    13.27    $     13.36
                                          ------------  ----------  ----------  ----------  ---------------
Income from investment operations:
  Net investment income.................          .12          .30         .27         .39            .03
  Net gains or losses on securities
   (both realized and unrealized).......         1.73         2.02        1.56        1.84           (.03)
                                          ------------  ----------  ----------  ----------  ---------------
    Total from investment operations....         1.85         2.32        1.83        2.23             --
                                          ------------  ----------  ----------  ----------  ---------------
Less distributions:
  Dividends from net investment
   income...............................         (.12)        (.30)       (.25)       (.38)          (.09)
  Distributions from capital gains......        (1.30)       (1.15)       (.85)       (.38)            --
                                          ------------  ----------  ----------  ----------  ---------------
    Total distributions.................        (1.42)       (1.45)      (1.10)       (.76)          (.09)
                                          ------------  ----------  ----------  ----------  ---------------
Net asset value, end of period..........   $    16.77   $    16.34  $    15.47  $    14.74    $     13.27
                                          ------------  ----------  ----------  ----------  ---------------
                                          ------------  ----------  ----------  ----------  ---------------
Total return (c)........................         12.2%        16.0%       13.1%       17.6%          (.04)%
Net assets, end of period (in
   thousands)...........................   $   15,710   $   12,556  $    7,860  $    3,131    $       140
Ratio of expenses to average daily net
   assets...............................         1.89%(d)       1.90%       1.90%       1.99%           .23%(e)
Ratio of net investment income to
   average daily net assets.............         1.46%(d)       1.89%       1.67%       2.30%           .37%(e)
Portfolio turnover rate (excluding
   short-term securities)...............        78.44%      141.40%      140.5%      125.5%         124.5%
Average commission rate on stock
   transactions (f).....................       $.0293       $.0591      $.0641         N/A             N/A

---------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) Adjusted to an annual basis.
(e) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                              CLASS C
                                          -----------------------------------------------
                                                                             PERIOD FROM
                                          PERIOD FROM                          MARCH 1,
                                          OCTOBER 1,        YEAR ENDED        1995(b) TO
                                            1997 TO       SEPTEMBER 30,       SEPTEMBER
                                           MARCH 31,   --------------------      30,
                                             1998        1997       1996         1995
                                          -----------  ---------  ---------  ------------
Net asset value, beginning of period....   $   16.27   $   15.43  $   14.74   $    13.36
                                          -----------  ---------  ---------  ------------
Income from investment operations:
  Net investment income.................         .13         .28        .28          .24
  Net gains or losses on securities
   (both realized and unrealized).......        1.71        2.01       1.52         1.43
                                          -----------  ---------  ---------  ------------
    Total from investment operations....        1.84        2.29       1.80         1.67
                                          -----------  ---------  ---------  ------------
Less distributions:
  Dividends from net investment
   income...............................        (.12)       (.30)      (.26)        (.29)
  Distributions from capital gains......       (1.30)      (1.15)      (.85)          --
                                          -----------  ---------  ---------  ------------
    Total distributions.................       (1.42)      (1.45)     (1.11)        (.29)
                                          -----------  ---------  ---------  ------------
Net asset value, end of period..........   $   16.69   $   16.27  $   15.43   $    14.74
                                          -----------  ---------  ---------  ------------
                                          -----------  ---------  ---------  ------------
Total return (c)........................        12.2%       15.9%      12.9%        12.6%
Net assets, end of period (in
   thousands)...........................   $   2,901   $   1,926  $   1,351   $      199
Ratio of expenses to average daily net
   assets...............................        1.89%(d)      1.90%      1.90%        2.00%(d)
Ratio of net investment income to
   average daily net assets.............        1.47%(d)      1.88%      1.73%        2.17%(d)
Portfolio turnover rate (excluding
   short-term securities)...............       78.44%     141.40%     140.5%       125.5%
Average commission rate on stock
   transactions (f).....................      $.0293      $.0591     $.0641          N/A

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48638 Rev. 5-1998